Exhibit 10.8

Retail Independent Prime Vendor Agreement Amendment

Fourth AMENDMENT

TO THE PRIME VENDOR AGREEMENT

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This Fourth Amendment to the Prime Vendor Agreement (the “Fourth Amendment”) is made and entered into by and between Dougherty's Holdings, Inc. (“Buyer”) and Cardinal Health 110, LLC and Cardinal Health 112, LLC (collectively referred to herein as “Cardinal Health”).

Recitals

Whereas, effective January 1, 2016, Cardinal Health 411, Inc. was merged into Cardinal Health 110, LLC; and

WHEREAS, Cardinal Health and Buyer are parties to that certain Prime Vendor Agreement that was effective as of May 1, 2014 (hereinafter “Agreement”); and

WHEREAS, the parties entered into that certain First Amendment to the Agreement that was effective May 1, 2015 (the “First Amendment”); and

WHEREAS, the parties entered into that certain Second Amendment to the Agreement that was effective July 1, 2015 (the “Second Amendment”); and

WHEREAS, the parties entered into that certain Third Amendment to the Agreement that was effective October 1, 2015 (the “Third Amendment”); and

WHEREAS, on June 11, 2015 Dougherty's Pharmacy McAlester, LLC DBA The Medicine Shoppe was added as a Pharmacy to the Agreement; and

WHEREAS, on August 21, 2015 Dougherty's Pharmacy Springtown, LLC was added as a Pharmacy to the Agreement; and

WHEREAS, Cardinal Health and Buyer desire to amend the Agreement as set forth in this Fourth Amendment.

Statement of Agreement

NOW, THEREFORE, in return for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                Capitalized Terms. All capitalized terms used in this Amendment not otherwise defined herein shall have the same meaning as is ascribed to them in the Agreement.

2.       Section 4 of the Agreement is hereby deleted in its entirety and replaced with the following:

Purchase Price. Except as otherwise set forth in the Agreement, Buyer will pay a purchase price for all Merchandise purchased under the Agreement in an amount equal to Cardinal Health’s Cost for such Merchandise, plus the percentage specified in the pricing matrix set forth in Attachment 1 to the Second Amendment (the “Pricing Matrix”), plus all applicable taxes or other assessments on such purchases. For purposes of the Agreement, the term “Cardinal Health’s Cost” will mean the manufacturer’s published wholesale acquisition cost for the Merchandise at the time the Buyer’s order is submitted to Cardinal Health. The purchase price of Merchandise that is subject to a Manufacturer Contract (as defined in the Agreement) will equal Buyer’s contract price for the applicable Merchandise as set forth in the Manufacturer Contract. Notwithstanding any other provision in the Agreement, the purchase price for certain Merchandise (sometimes referred to as “Specially Priced Merchandise”), including, but not limited to, the following items, will not be based upon Cardinal Health’s [***] pricing described above: multisource pharmaceuticals, Cardinal Health Source Program (“Source Program”) Merchandise, private label products, medical/surgical supplies, Schedule II controlled substances, drop-shipped Merchandise, Merchandise acquired from vendors not offering customary cash discount or other terms, and other slow moving or specially-handled Merchandise. Except as otherwise set forth in the Agreement, Buyer may, but will have no obligation to, purchase any specified volume or percentage of its requirements of these items.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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3.                          Specially Priced Merchandise

Notwithstanding the foregoing, the purchase price for Specially Priced Merchandise, shall not be based upon the Cardinal Health’s [***] pricing in accordance with the Pricing Matrix, but instead will be net-billed in accordance with the terms and conditions established by Cardinal Health (including applicable mark-up) for such Merchandise from time to time; provided, however, that the Buyer’s purchase price for OTC/HBA Merchandise shall equal [***].

4.                Dougherty's Airway Pharmacy One Time Rebate

Provided that Dougherty's Airway Pharmacy's aggregate Net Purchases of Merchandise under the Agreement equals at least [***] from the period beginning January 1, 2016 through January 31, 2016, Cardinal Health shall pay Dougherty's Airway Pharmacy a rebate on such purchases in the amount of [***] (the “Dougherty's Airway Pharmacy One Time Rebate”). As applicable, Cardinal Health shall pay the Dougherty's Airway Pharmacy One Time Rebate to Dougherty's Airway Pharmacy within [***] days after January 31, 2016, in the form of a check, EFT, or in the form of a credit memorandum to be used by Dougherty's Airway Pharmacy towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.

The Dougherty's Airway Pharmacy One Time Rebate constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Dougherty's Airway Pharmacy under the Agreement from January 1, 2016 through January 31, 2016. Cardinal Health and Dougherty's Airway Pharmacy agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h)). In this regard, Dougherty's Airway Pharmacy may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Dougherty's Airway Pharmacy.

5.      Dougherty's Pharmacy – Forrest Park Dallas One Time Rebate

Provided that Dougherty's Pharmacy – Forrest Park Dallas' aggregate Net Purchases of Merchandise under the Agreement equals at least [***] from the period beginning January 1, 2016 through January 31, 2016. Cardinal Health shall pay Dougherty's Pharmacy – Forrest Park Dallas a rebate on such purchases in the amount of [***] (the “Dougherty's Pharmacy – Forrest Park Dallas One Time Rebate”). As applicable, Cardinal Health shall pay the Dougherty's Pharmacy – Forrest Park Dallas One Time Rebate to Dougherty's Pharmacy – Forrest Park Dallas within [***] days after January 31, 2016, in the form of a check, EFT, or in the form of a credit memorandum to be used by Dougherty's Pharmacy – Forrest Park Dallas towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.

The Dougherty's Pharmacy – Forrest Park Dallas One Time Rebate constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Dougherty's Pharmacy – Forrest Park Dallas under the Agreement from January 1, 2016 through January 31, 2016. Cardinal Health and Dougherty's Pharmacy – Forrest Park Dallas agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h)). In this regard, Dougherty's Pharmacy – Forrest Park Dallas may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Dougherty's Pharmacy – Forrest Park Dallas.

6.                          Dougherty's Pharmacy Humble One Time Rebate

Provided that Dougherty's Pharmacy Humble's aggregate Net Purchases of Merchandise under the Agreement equals at least [***] from the period beginning January 1, 2016 through January 31, 2016. Cardinal Health shall pay Dougherty's Pharmacy Humble a rebate on such purchases in the amount of [***] (the “Dougherty's Pharmacy Humble One Time Rebate”). As applicable, Cardinal Health shall pay the Dougherty's Pharmacy Humble One Time Rebate to Dougherty's Pharmacy Humble within [***] days after January 31, 2016, in the form of a check, EFT, or in the form of a credit memorandum to be used by Dougherty's Pharmacy Humble towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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The Dougherty's Pharmacy Humble One Time Rebate constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Dougherty's Pharmacy Humble under the Agreement from January 1, 2016 through January 31, 2016. Cardinal Health and Dougherty's Pharmacy Humble agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h)). In this regard, Dougherty's Pharmacy Humble may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Dougherty's Pharmacy Humble.

7.                          Dougherty's Pharmacy McAlester, LLC One Time Rebate

Provided that Dougherty's Pharmacy McAlester, LLC's aggregate Net Purchases of Merchandise under the Agreement equals at least [***] from the period beginning January 1, 2016 through January 31, 2016. Cardinal Health shall pay Dougherty's Pharmacy McAlester, LLC a rebate on such purchases in the amount of [***] (the “Dougherty's Pharmacy McAlester, LLC One Time Rebate”). As applicable, Cardinal Health shall pay the Dougherty's Pharmacy McAlester, LLC One Time Rebate to Dougherty's Pharmacy McAlester, LLC within [***] days after January 31, 2016, in the form of a check, EFT, or in the form of a credit memorandum to be used by Dougherty's Pharmacy McAlester, LLC towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.

The Dougherty's Pharmacy McAlester, LLC One Time Rebate constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Dougherty's Pharmacy McAlester, LLC under the Agreement from January 1, 2016 through January 31, 2016. Cardinal Health and Dougherty's Pharmacy McAlester, LLC agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h)). In this regard, Dougherty's Pharmacy McAlester, LLC may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Dougherty's Pharmacy McAlester, LLC.

8.                          Dougherty's Pharmacy Springtown, LLC One Time Rebate

Provided that Dougherty's Pharmacy Springtown, LLC's aggregate Net Purchases of Merchandise under the Agreement equals at least [***] from the period beginning January 1, 2016 through January 31, 2016. Cardinal Health shall pay Dougherty's Pharmacy Springtown, LLC a rebate on such purchases in the amount of [***] (the “Dougherty's Pharmacy Springtown, LLC One Time Rebate”). As applicable, Cardinal Health shall pay the Dougherty's Pharmacy Springtown, LLC One Time Rebate to Dougherty's Pharmacy Springtown, LLC within [***] days after January 31, 2016, in the form of a check, EFT, or in the form of a credit memorandum to be used by Dougherty's Pharmacy Springtown, LLC towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.

The Dougherty's Pharmacy Springtown, LLC One Time Rebate constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Dougherty's Pharmacy Springtown, LLC under the Agreement from January 1, 2016 through January 31, 2016. Cardinal Health and Dougherty's Pharmacy Springtown, LLC agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h)). In this regard, Dougherty's Pharmacy Springtown, LLC may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Dougherty's Pharmacy Springtown, LLC.

9.                          McCrory’s Pharmacy One Time Rebate

Provided that McCrory’s Pharmacy aggregate Net Purchases of Merchandise under the Agreement equals at least [***] from the period beginning January 1, 2016 through January 31, 2016. Cardinal Health shall pay McCrory’s Pharmacy a rebate on such purchases in the amount of [***] (the “McCrory’s Pharmacy One Time Rebate”). As applicable, Cardinal Health shall pay the McCrory’s Pharmacy One Time Rebate to McCrory’s Pharmacy within [***] days after January 31, 2016, in the form of a check, EFT, or in the form of a credit memorandum to be used by McCrory’s Pharmacy towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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The McCrory’s Pharmacy One Time Rebate constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by McCrory’s Pharmacy under the Agreement from January 1, 2016 through January 31, 2016. Cardinal Health and McCrory’s Pharmacy agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h)). In this regard, McCrory’s Pharmacy may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by McCrory’s Pharmacy.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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10.       Effectiveness. To the extent provided herein, this Fourth Amendment supersedes or modifies any inconsistent provision of the Agreement.

11.       No Other Changes. Except as amended by the provisions in this Fourth Amendment, the Agreement shall remain in full force and effect.

12.       Amendment Effective Date. This Fourth Amendment is effective as of January 1, 2016.

13.       Counterparts. This Fourth Amendment may be executed in counterparts, each of which is deemed to be an original, and together all of which shall constitute one and the same document.

IN WITNESS WHEREOF, the parties have agreed to the foregoing:

Dougherty's Holdings, Inc.	Cardinal Health 110, LLC
16250 Knoll Trail Drive, Suite 102	Cardinal Health 112, LLC
Dallas, TX 75248	7000 Cardinal Place
Dublin, Ohio 43017

Telecopy _______________	Telecopy: (614) 757-6000

By: /s/ Mark Heil	By: /s/ Robert Clift
Title: President and CFO	Title: Director of Sales
Date: January 15, 2016	Date: 1-16-16

Account Number ______________

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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